Disclosures

Nathan Fowler, MD

- RESEARCH FUNDING: Pharmacyclics
- EMPLOYEE: None
- STOCKHOLDER: None
- CONSULTANT: None
- SCIENTIFIC ADVISORY BOARD: Pharmacyclics

The Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) is Active and Tolerated in Relapsed Follicular Lymphoma (FL)

**Nathan Fowler MD[1], Ranjana Advani MD[2],
Jeff Sharman MD[3], Sonali M. Smith MD[4],
Jesse McGreivy MD[5], Lori Kunkel MD[5],
Vina Troung[5], Cathy Zhou[5], Thomas Boyd MD[6]**

[1]Dept. of Lymphoma/Myeloma, UT MD Anderson Cancer Center, Houston, TX
[2]Dept. of Medicine/Oncology, Stanford University, Stanford, CA
[3]Willamette Valley Center Institute (US Oncology Research), Springfield, OR
[4]Hematology/Oncology, University of Chicago Hospitals, Chicago, IL
[5]Pharmacyclics, Inc., Sunnyvale, CA
[6]North Star Lodge Cancer Center (US Oncology Research), Yakima, WA

Bruton's Tyrosine Kinase (BTK): A Critical Kinase for Lymphoma Cell Survival and Proliferation



B cell receptor
IgH
IgL
CD79A
CD79B
CD19
PIP2
PIP3
PI3K
BTK
LYN
SYK
BLNK
PLCγ
DAG
IP3
Ca++
PKCβ
Cell membrane
IKK
ERK
NF-κB

- Bruton's tyrosine kinase (BTK) is an essential element of the BCR signaling pathway
- Inhibitors of BTK block BCR signaling and induce apoptosis
- PCI-32765 (ibrutinib) forms bond with cysteine-481 in BTK
  - Highly potent BTK inhibition at IC_{50} = 0.5 nM
  - High degree of B-cell specificity
  - Orally administered once daily dosing

Nucleus

Study Design

- Dose Escalation Study
  - Cohorts: n ≥ 6 patients
  - Escalate to maximum tolerated dose (MTD) or 3 dose levels above complete active site occupancy
  - Tumor assessment performed every 2 cycles
- Dosing
  - 1.25, 2.5, 5.0, 8.3, 12.5 mg/kg/d po (Cycle = 28 days + 7 days rest)
  - 2 continuous dosing cohorts (Cycle = 35 days)
    - 8.3 mg/kg/d po
    - 560 mg/day po (fixed dose)

Key Inclusion / Exclusion Criteria

- Recurrent B-cell malignancies
- ECOG ≤ 1
- Prior treatment: ≥ 1 and ≤ 4 (no limit for CLL)
- Measurable disease
  - ≥ 2 cm diameter for NHL
  - ≥ 5000 leukemia cells/mm^3 for CLL
  - IgM level ≥ 1000 mg/dL + BM infiltration for Waldenström's macroglobulinemia
- No known central nervous system involvement or uncontrolled infection
- Laboratory:
  - Platelets count ≥ 75,000/μL and ANC ≥ 1500/μL (unless CLL with BM involvement)
  - Adequate renal /hepatic function

Objectives

- Primary Objectives
  - Establish the safety and the MTD
  - Determine the pharmacokinetics of ibrutinib
  - Measure pharmacodynamic parameters, including drug occupancy of BTK
- Secondary Objective
  - Evaluate tumor response

Follicular Lymphoma Baseline Characteristics
(a sub-group of pts enrolled in PCYC 04753 study)

	(N=16)
Median age, years (range)	60 (41-71)
Male	50%
Time from diagnosis, months (range)	54 (19-186)
Median number of prior therapies (range)	3 (1-5)
Auto-stem cell transplant, %	6%
Alkylators	88%
Anthracyclines	56%
Nucleoside analogs	19%
Rituximab	100%
FLIPI scores	
Low risk	19%
Intermediate risk	38%
High risk	44%

Follicular Lymphoma Baseline Disease Characteristics

	Characteristics (N=16)
Stage at diagnosis	
I and II	3 (19%)
III	5 (31%)
IV	7 (44%)
Missing	1 (6%)
Follicular grade	
1	7 (44%)
2	5 (31%)
3	3 (19%)
Missing	1 (6%)

BTK Occupancy

Comparison of the Degree of BTK Occupancy by Ibrutinib at Each Dose-Level Cohort in the Study



BTK Occupancy (%)
100
80
60
40
20
0
***
Pre
4 hr
24 hr
Cohort I
1.25 mg/kg
(n = 6)
Cohort II
2.5 mg/kg
(n = 8)
Cohort III
5 mg/kg
(n = 4)
Cohort IV
8.3 mg/kg
(n = 6)
CD-I
8.3 mg/kg
(n = 5)
Cohort V
12.5 mg/kg
(n = 5)
CD-II
560 mg
(n = 3)

*** P<0.001

Advani, R et al. JCO 2012, 44, 4281

Adverse Events >10%
(includes both related and unrelated AEs)

Hematologic AEs
All grades



Neutropenia
1
1
13%
Anemia
1
1
13%
Grade 1
Grade 2
Grade 3
0
20
40
60
80
100

Non-Hematologic AEs
> Grade 1



Upper Respiratory tract infection
2
13%
Vomiting
1
1
13%
Headache
2
13%
Myalgia
2
13%
Cough
2
13%
Fatigue
4
25%
Grade 2
Grade 3
0
20
40
60
80
100
Percent of patients (%)

All Grade 4 AEs

- One hypokalemia (unrelated)
- One MDS 29 days after last ibrutinib dose in a heavily pretreated subject with pre-existing anemia

Median Change in Absolute Lymphocyte Count in FL Patients



Median Absolute Counts (10^g/L)
3.0
2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
No significant change in peripheral NK, T, or B cell levels
N= 16 11 13 10 9 9 9 6 5 4 4 2 3 3
Scrn C1D1 C2D1 C3D1 C4D1 C5D1 C6D1 C7D1 C8D1 C9D1 C10D1 C11D1 C12D1 C13D1
Visits

Median Change in Absolute Neutrophil Count in FL Patients



Median Absolute Counts (10^g/L)
6
5
4
3
2
1
0
Prophylactic growth factor not used
N= 15
10
13
10
9
9
9
6
5
4
4
2
3
3
2
2
Scrn
C1D1
C2D1
C3D1
C4D1
C5D1
C6D1
C7D1
C8D1
C9D1
C10D1
C11D1
C12D1
C13D1
C14D1
C15D1
Visits

Median Change in Platelet Count in FL Patients


Median Absolute Counts (10^g/L)
190
170
150
130
110
N= 16
11
13
10
9
9
9
6
5
4
4
2
3
3
2
2
Scrn
C1D1
C2D1
C3D1
C4D1
C5D1
C6D1
C7D1
C8D1
C9D1
C10D1
C11D1
C12D1
C13D1
C14D1
C15D1
Visits

Efficacy Data
(median observation time ~7 months)

	(n=16)
Overall response rate (ORR)	7 (44%)
Complete response (CR)	3 (19%)
Partial response (PR)	4 (25%)
Median DOR, months	12.3
Median time to first response (range), months	4.7 (2-12)
Median time to first PR (range), months	4.6 (2-11)
Median time to first CR (range), months	11.5 (5-12)
Median PFS, months	13.4
Overall survival (OS)	No deaths

Efficacy in FL Patients

(Evaluable population with ≥ 1 response assessment, n=15)



■ CR ■ PR
Percent of patients (%)
100
80
60
40
20
0
25%
25%
55%
27.3%
27.3%
56%
22.2%
33.3%
1.25 mg/kg/day (n=4)
≥2.5 mg/kg/day (n=11)
≥5.0 mg/kg/day (n=9)

	1.25 mg/kg/day (n=4)	≥2.5 mg/kg/day (n=11)	≥5.0 mg/kg/day (n=9)
Median DOR:	NE	10.3 months	12.3 months
Median PFS:	NE	13.4 months	19.6 months

Time on Study Treatment by Best Response


Follicular
PR
CR
CR
CR
PR
PR
PR
PR
Patient still on ibrutinib
CR
PR
SD
PD
NA
0
3
6
9
12
15
18
21
24
27
30
33
Months

Conclusions

- Ibrutinib in relapsed follicular lymphoma patients is well tolerated and active
- No cumulative toxicity with extended dosing
- Based on drug occupancy and clinical responses, the dose of 560 mg is recommended for future FL studies
- Response improved with continued treatment in some patients
- Phase II studies with ibrutinib in FL are planned

Acknowledgement

- All the patients and their families who participated in the study
- Investigators and clinical research staff from all the clinical centers
- Pharmacyclics